Exhibit 4.01

NUMBER MN Model N SHARES INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 607525 10 2 SEE REVERSE FOR CERTAIN DEFINITIONS This certifies that PROOF is the record holder of FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.00015 PAR VALUE PER SHARE, OF MODEL N, INC. transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. this certificate is not valid until countersigned by the transfer agent and registered by the registrar. WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers. Dated: PRESIDENT CORPORATE SECRETARY COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC(NEW YORK, NY) TRANSFER AGENT AND REGISTRAR BY: AUTHORIZED SIGNATURE MODELN, INC. CORPORATE SEAL DECEMBER 1999 * DELAWARE *

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, prefer-ences, and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common COM PROP – as community property UNIF GIFT MIN ACT – Custodian (Cust) (Minor) under Uniform Gifts to Minors Act (State) UNIF TRF MIN ACT – Custodian (until age ) (Cust) under Uniform Transfers (Minor) to Minors Act (State) Additional abbreviations may also be used though not in the above list. Assignment and Transfer of Stock Ownership FOR VALUE RECEIVED, hereby sell(s), assign(s) and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the such stock on the books of the Corporation with full power of the substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. Signature(s) Guaranteed: By THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.